Exhibit 10.7.2
                                 FIRST AMENDMENT
                                       TO
                               FINANCING AGREEMENT


         THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made as of the 26th day of September, 1996, by TESSCO TECHNOLOGIES INCORPORATED (sometimes referred to herein as the "Parent"), a corporation organized under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware, and WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, jointly and severally (collectively, the "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. The Borrower and the Lender entered into a Financing Agreement dated March 31, 1995 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrower and the Lender with respect to the "Loan" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $10,000,000.

         B. The Borrower has requested that the Lender revise certain of the financial covenants as more fully described herein.

         C. The Lender is willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Borrower and the Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (as defined in the Financing Agreement and subject to change for returned items and other adjustments made in the ordinary course of business) is $__________.

         3. The Borrower represents and warrants to the Lender as follows:

            (a) Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

            (b) Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement;

            (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;

            (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrower's execution of this Agreement; and

            (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

         4. The Financing Agreement is hereby amended as follows:

            (a) Section 5.1.14 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

               Current Ratio. The Borrower will at all times maintain, tested as of the end of each fiscal quarter of the Borrower, a ratio of current assets (as determined in accordance with GAAP consistently applied) to current liabilities (as determined in accordance with GAAP consistently applied, except that the outstanding principal balance of the Revolving Loan shall not be included in current liabilities) of not less than 1.75 to 1.0.

            (b) Section 5.1.15 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

               Net Worth. Commencing 6/28/96, the Borrower will at all times maintain a Net Worth of not less than $22,000,000. The Net Worth requirement of this Section shall be increased at the end of each fiscal quarter, commencing 9/28/96, by 50% of the Borrower's net income (without regard to any loss) from the immediately preceding fiscal quarter.

            (c) Section 5.1.16 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

               Leverage Ratio. The Borrower will at all times maintain, tested as of the end of each fiscal quarter of the Borrower, a Liabilities to Worth Ratio of not more than 1.50 to 1.0.

            (d) Section 5.1.17 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

               Fixed Charges Coverage Ratio. The Borrower will maintain, tested as of the last day of each of the Borrower's fiscal quarters for the four (4) quarter period ending on that date (on a rolling four quarter basis), a Fixed Charges Coverage Ratio of not less than 1.50 to 1.0, and commencing fiscal year end 1998, a Fixed Charges Coverage Ratio of not less than 1.60 to 1.0.

            (e) Section 5.1.18 is hereby added to the Financing Agreement:

               Senior Funded Indebtedness to EBITDA Ratio. The Borrower will maintain, tested as of the last day of each of the Borrower's fiscal quarters for the four (4) quarter period ending on that date (on a rolling four quarter basis), a ratio of Senior Funded Indebtedness to EBITDA of not less than 2.50 to 1.0.

               "Senior Funded Indebtedness" means at any date, the aggregate of all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, to the Lender whether secured or unsecured, having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after that date.

         5. The Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

         6. The Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrower in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrower hereby waiving and releasing any claims to the contrary.

         7. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

         8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a telecopy of any signature of the Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

         IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS:                            TESSCO TECHNOLOGIES INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO COMMUNICATIONS INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            TESSCO FINANCIAL CORPORATION


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            NATIONAL AIRTIME CORPORATION


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            WIRELESS SOLUTIONS INCORPORATED


/s/                                 By: /s/ GERALD T. GARLAND
--------------------------              -----------------------------(Seal)
                                        Gerald T. Garland
                                        Treasurer


WITNESS:                            NATIONSBANK, N.A.


/s/                                 By: /s/ THOMAS O. HOLLAND
--------------------------              -----------------------------(Seal)
                                        Thomas O. Holland
                                        Vice President